[graphic omitted]

COLONIAL CALIFORNIA TAX-EXEMPT FUND ANNUAL REPORT

JANUARY 31, 1999

                         -------------------------------
                           NOT FDIC   May Lose Value
                            Insured   No Bank Guarantee
                         -------------------------------

                 COLONIAL CALIFORNIA TAX-EXEMPT FUND HIGHLIGHTS
                       FEBRUARY 1, 1998 - JANUARY 31, 1999

PORTFOLIO MANAGER COMMENTARY: "Interest rate volatility, low nominal interest rates and a near-record level of supply created challenging conditions for tax-exempt investors. Despite these hurdles, the Fund was well positioned. We took advantage of declining interest rates and a strong California economy, generating solid performance."
                                                                  - Gary Swayze

            COLONIAL CALIFORNIA TAX-EXEMPT FUND PERFORMANCE

--------------------------------------------------------------------------------
                                              CLASS A     CLASS B     CLASS C
Inception dates                               6/16/86      8/4/92     8/1/97
--------------------------------------------------------------------------------
12-month distributions declared per share (1)  $0.455      $0.395     $0.419
--------------------------------------------------------------------------------
SEC yields on 1/31/99 (2)                       3.57%       2.99%      3.29%
--------------------------------------------------------------------------------
Taxable-equivalent SEC yields (3)               6.52%       5.46%      6.01%
--------------------------------------------------------------------------------
12-month total returns, assuming                6.23%       5.42%      5.74%(4)
reinvestment of all distributions and
no sales charge or contingent deferred
sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset value per share on 1/31/99            $7.73       $7.73      $7.73
--------------------------------------------------------------------------------


QUALITY BREAKDOWN (as of 1/31/99)(5)        TOP FIVE SECTORS (as of 1/31/99)(5)
------------------------------------        ------------------------------------
 AAA                          74.8%         Local Appropriated            18.5%
 AA                            3.6%         Special Property Tax          16.8%
 A                             2.5%         Refunded/Escrowed             16.2%
 BBB                          10.1%         Local General Obligations      8.4%
 Nonrated                      6.9%         Water & Sewer                  6.5%
 Short-Term Obligations        2.1%


(1) A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and will be taxable when distributed.

(2) The 30-day SEC yields on January 31, 1999, reflect the portfolio's earning power, net of expenses, and are expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain expenses, the SEC yield would have been 2.98% for Class C shares.

(3) Taxable-equivalent SEC yields are based on the combined maximum effective 45.22% federal and California state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occurs when Adjusted Gross Income exceeds certain levels.

(4) Performance results reflect any voluntary waiver of Fund expenses by the Advisor or its affiliates. Absent this waiver, performance results would have been lower.

(5) Quality and sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and sector breakdowns in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

I am pleased to present the annual report for Colonial California Tax-Exempt Fund for the 12 months ended January 31, 1999.

The past 12 months were generally positive for bonds, although conditions varied considerably as domestic and international events affected all sectors of the bond market. Despite some economic uncertainty early in the year, the economy continued to grow and inflation remained low, creating a positive climate for bonds.

International events played a role in the strong U.S. bond market. The economic turmoil in Asia that began in 1997 gradually spread to other less-developed markets, most notably Russia and Latin America. During periods of increased volatility, investors around the world sought the relative quality and stability of U.S. Treasury bonds. Although demand for safety made Treasurys the bond market's biggest winner, municipal bonds also benefited.

Colonial's disciplined bond fund management style and long-term investment orientation served shareholders well during this volatile period, helping the Fund outperform the majority of its peers over the past 12 months.1 For investors seeking competitive levels of tax-free income and the potential for long-term price appreciation, Colonial California Tax-Exempt Fund may provide an attractive option.

The Portfolio Manager Report on the following pages will provide you with more specific information on your Fund's performance and the market in which your Fund invests. Thank you for choosing Colonial California Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

    Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    March 11, 1999

(1) Source: Lipper, Inc. Lipper rankings are based on the California Tax-Exempt Municipal Funds universe. The Fund (Class A shares) ranked in the second quartile (34 out of 107 funds) for the one-year period, in the second quartile (29 out of 91 funds) for the three-year period, in the second quartile (18 out of 63 funds) for the five-year period and in the third quartile (24 out of 33 funds) for the ten-year period. Rankings do not include any sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot guarantee future results.

    Because economic and market conditions change frequently, there can be no assurance that the trends discussed above or on the following pages will continue.

                            PORTFOLIO MANAGER REPORT

GARY SWAYZE is portfolio manager of Colonial California Tax-Exempt Fund and is a senior vice president of Colonial Management Associates, Inc.

TAX-EXEMPT MARKET GENERATED MODEST GAINS

The period began on a positive note, with the U.S. economy strong and no clear signs of inflation. Throughout the year a series of international crises were manifested domestically, affecting both stock and bond prices. Instability in Asia, Russia and Latin America contributed to an increase in the U.S. trade deficit and concerns about corporate profitability. This fall, the Federal Reserve Board lowered short-term interest rates three times in an effort to renew investor confidence. Sentiment about how these events might impact the U.S. economy in the long run shifted throughout the period, taking fixed-income investors on a roller coaster ride through much of the year. Overall, bond prices rose during the period.

Like the broader bond market, municipal bond prices were affected by global events and interest rate volatility. In addition, the tax-exempt market experienced a near-record level of issuance in 1998, as issuers took advantage of lower interest rates to refinance existing debt and to finance new projects. At times, the market found it difficult to absorb this supply.

FUND'S PERFORMANCE REFLECTS INVESTMENT STRATEGY

For the 12-month period, the Fund generated a total return of 6.23% for Class A shares, based on net asset value. This compares favorably with the performance of the Fund's Lipper competitive peer group, which averaged 5.89% for the same time period. We attribute this performance to the Fund's investment strategy.

Our forecast for modest economic growth and low inflation led us to believe that interest rates would decline. Since bond prices tend to rise when interest rates fall, we emphasized bonds with a higher sensitivity to interest rate changes for most of the year. These included noncallable bonds, which cannot be refinanced at a lower rate of interest prior to maturity. The longer life span of these bonds increases their sensitivity to changes in interest rates, often producing attractive price gains when interest rates decline.

In the final months of the year, we targeted purchases in intermediate maturity bonds with premium coupons, which were available at attractive prices. We believe they offered relative value to investors and positioned the Fund well for the market environment. We will continue to actively manage the portfolio in search of other relative value opportunities.

CALIFORNIA ECONOMY AMONG THE NATION'S FASTEST GROWING

Employment growth was strong for the sixth straight year and unemployment reached an eight-year low of 5.9% in 1998. Growth was particularly strong in Southern California. For example, the "Inland Empire" of Riverside and San Bernardino counties generated jobs at a fast pace as a result of its inexpensive real estate, prime location for reaching markets in the Western U.S., and a large labor pool. Furthermore, most employment was in sectors such as food processing, metal products, warehousing and distribution - areas that are relatively insulated from economic downturns. Silicon Valley also produced good job and revenue growth, as the region's high-technology companies posted strong performance. On the other hand, California's position as the nation's second-largest Asian exporter had a negative effect, as overseas demand declined significantly during 1998. The Asian crisis may reduce California's export economy. However, we believe strong domestic consumer demand along with solid growth in the construction, business service, entertainment and technology sectors should enable the state's economic growth to continue, although perhaps at a slower rate.

POSITIVE OUTLOOK FOR MUNICIPAL MARKET CONDITIONS

Looking ahead, inflation should remain low, as we expect productivity gains and a worldwide surplus in manufacturing capacity to limit the potential for substantial price increases. In the municipal market, we expect positive supply and demand dynamics. We doubt total issuance will match 1998's near-record level of $280 billion, partially because refinancing volume should slow down since many issuers have already refinanced. Overall, lower supply combined with generally positive expectations for the economic environment should have a positive impact on municipal bond prices. However, as we end the eighth consecutive year of economic expansion in the U.S., we will watch for events and trends that could change our expectations and possibly lead us to alter our investment strategy.

Recently, the Fund's shareholders approved a change in the Fund's fundamental investment policy to re-classify from a diversified to a non-diversified fund. We have no plans to change the Fund's broad diversification. However, this modification gives the Fund opportunity to make large investments in the securities of a single issuer if attractive opportunities present themselves.

        COLONIAL CALIFORNIA TAX-EXEMPT FUND'S INVESTMENT PERFORMANCE VS.
                    THE LEHMAN BROTHERS MUNICIPAL BOND INDEX
                     Growth of $10,000 from 1/31/89-1/31/99

                                 CLASS A SHARES
                              Based on NAV and POP

                    NAV            POP            LEHMAN
--------------------------------------------------------------------------------
Jan 31, 89          $10,000        $10,000        $10,000
Mar 31, 89            9,957          9,484          9,862
Jun 30, 89           10,394          9,900         10,446
Sep 30, 89           10,423          9,928         10,453
Dec 31, 89           10,726         10,217         10,854
Mar 31, 90           10,794         10,281         10,903
Jun 30, 90           10,988         10,466         11,157
Sep 30, 90           11,009         10,486         11,164
Dec 31, 90           11,368         10,828         11,645
Mar 31, 91           11,595         11,044         11,908
Jun 30, 91           11,860         11,297         12,163
Sep 30, 91           12,266         11,683         12,636
Dec 31, 91           12,642         12,041         13,059
Mar 31, 92           12,699         12,096         13,098
Jun 30, 92           13,135         12,511         13,595
Sep 30, 92           13,397         12,761         13,956
Dec 31, 92           13,629         12,982         14,210
Mar 31, 93           14,087         13,418         14,738
Jun 30, 93           14,453         13,767         15,221
Sep 30, 93           14,875         14,169         15,735
Dec 31, 93           15,066         14,350         15,956
Mar 31, 94           14,178         13,505         15,080
Jun 30, 94           14,224         13,549         15,246
Sep 30, 94           14,311         13,632         15,351
Dec 31, 94           13,967         13,304         15,131
Mar 31, 95           15,104         14,387         16,201
Jun 30, 95           15,270         14,545         16,591
Sep 30, 95           15,652         14,909         17,068
Dec 31, 95           16,693         15,900         17,772
Mar 31, 96           16,324         15,548         17,558
Jun 30, 96           16,472         15,689         17,693
Sep 30, 96           16,924         16,120         18,098
Dec 31, 96           17,305         16,483         18,559
Mar 31, 97           17,151         16,337         18,515
Jun 30, 97           17,777         16,932         19,153
Sep 30, 97           18,384         17,511         19,730
Dec 31, 97           18,972         18,071         20,265
Mar 31, 98           19,119         18,211         20,499
Jun 30, 98           19,393         18,472         20,811
Sep 30, 98           19,935         18,988         21,450
Dec 31, 98           20,342         19,375         21,578
Jan 31, 99           20,365         19,398         21,835


                  VALUE OF A $10,000 INVESTMENT MADE ON 1/31/89
                                  As of 1/31/99

----------------------------------------------------------------------------
         CLASS A                   CLASS B                     CLASS C
      NAV        POP           NAV         W/CDSC        NAV         W/CDSC
----------------------------------------------------------------------------
   $20,365     $19,398     $19,404        $19,404      $20,226      $20,226

                          AVERAGE ANNUAL TOTAL RETURNS
                                  As of 1/31/99
----------------------------------------------------------------------------
                         CLASS A            CLASS B            CLASS C
INCEPTION                6/16/86             8/4/92            8/1/97
                      NAV      POP        NAV    W/CDSC      NAV      W/CDSC
----------------------------------------------------------------------------
1 YEAR                6.23%   1.18%      5.42%    0.42%      5.74%     4.74%
----------------------------------------------------------------------------
5 YEARS               6.01    4.98       5.21     4.89       5.86      5.86
----------------------------------------------------------------------------
10 YEARS              7.37    6.85       6.85     6.85       7.30      7.30
----------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 4.75% for Class A shares. CDSC returns reflect the maximum charges of 5% for one year and 2% for five years for Class B shares, and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B and Class C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of the newer class shares would have been lower.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

                              INVESTMENT PORTFOLIO
                         JANUARY 31, 1999 (IN THOUSANDS)

MUNICIPAL BONDS - 97.4%                                           PAR     VALUE
-------------------------------------------------------------------------------
EDUCATION - 2.1%
   EDUCATION
   State Educational Facilities Authority
    Pooled College & University Project,
                           6.300%            04/01/21        $  1,000  $  1,090
   Statewide Communities Development Authority,
    Crossroads School for Arts & Sciences,
    Series 1998,
                           6.000%            08/01/28 (g)       2,000     2,038
   Statewide Communities Development Corp.,
    J. Paul Getty Trust Center,
                           5.000%            10/01/23           4,250     4,250
                                                                       --------
                                                                          7,378
                                                                       --------

 ...............................................................................
HEALTHCARE - 2.7%
   HOSPITAL
   Community Development,
    St. Joe's Health Corp.,
                           5.250%            07/01/10           2,940     3,148
   Contra Costa County,
    Merrithew Memorial Hospital,
                           5.375%            11/01/17           2,000     2,089
   Duarte, City of Hope Medical Center,
    Series 1993,
                           6.000%            04/01/08             500       532
   Hi-Desert Memorial Hospital,
                           5.500%            10/01/15           1,000       985
   Riverside County Asset Leasing Corp.,
    Riverside County Hospital Project, Series B,
                           5.700%            06/01/16           2,500     2,789
                                                                       --------
                                                                          9,543
                                                                       --------

 ...............................................................................
HOUSING - 4.8%
   ASSISTED LIVING/SENIOR - 0.4%
   Abegskaton Gold River Lodge,
    Series 1998,
                           6.375%            11/15/28 (g)       1,400     1,381
                                                                       --------

   MULTI-FAMILY - 0.1%
   Santa Rosa, Chanate Lodge Project,
    Series 1992,
                           6.625%            12/01/02             170       180
                                                                       --------
   SINGLE-FAMILY - 4.3%
   Commonwealth of Puerto Rico Housing Finance Corp.,
    Series B,
                           7.650%            10/15/22             260       274
   Southern California Home Financing Authority:
    Series A,
                           7.625%            10/01/22             830       857
    Series 1990-A,
                           7.625%            10/01/23             345       361
   State Housing Finance Agency:
    Series A-1, Class I,
                           5.950%            08/01/16           3,000     3,203
    Series 1990-D,
                           7.750%            08/01/10             320       336
    Series 1997-B,
                           6.000%            08/01/16           1,600     1,712
   State Rural Home Mortgage Finance Authority:
    Series 1995-B,
                           7.750%            09/01/26           1,915     2,165
    Series A-2,
                           7.000%            09/01/29           3,795     4,284
    Series 1998 B-4,
                           5.750%            12/01/29           1,675     1,839
   Stockton,
    Series 1990-A,
                           7.400%            08/01/05              30        32
                                                                       --------
                                                                         15,063
                                                                       --------

 ...............................................................................
OTHER - 17.1%
   POOL/BOND BANK - 1.0%
   State Public Capital Improvements
    Financing Authority,
    Joint Powers Agency, Series 1988-A,
                           8.500%            03/01/18           3,500     3,583
                                                                       --------

   REFUNDED/ESCROWED (A) - 16.1%
   Carlsbad Unified School District,
    Community Facility District No. 5,
    Series 1990,
                           7.650%            09/01/14           1,000     1,047
   Colton Public Financing Authority,
    Series 1995,
                           7.500%            10/01/20           3,000     3,525
   Commerce Joint Powers Financing Authority:
    Multiple Project Loans,
    Series A,
                           8.000%            03/01/21              30        33
    Series 1991-A,
                           8.000%            03/01/21             970     1,079
   Empire Union School District,
    Mello-Roos Financing, Series 1990-A,
                           7.400%            10/01/15           1,000     1,088
   Fontana Public Financing Authority,
    North Fontana Redevelopment,
    Series 1991-A,
                           7.750%            12/01/20             785       892
   Fresno Unified School District, Phase VI,
    Series 1991-A,
                           7.200%            05/01/11           1,000     1,103
   Glendora Public Financing Authority,
    Series-B,
                           7.625%            09/01/10             850       889
   La Quinta Redevelopment Agency,
    Series 1990,
                           8.400%            09/01/12           1,000     1,102
   Los Angeles Convention & Exhibit Center,
    Series 1985,
                           9.000%            12/01/20             500       660
   Los Angeles County Transportation,
    Metro Train Series 1991-A,
                           6.900%            07/01/21           1,000     1,105
   Mojave Water Agency,
    Morongo Basin Pipeline,
    Series 1991,
                           6.950%            09/01/21           1,000     1,111
   Moreno Valley Unified School District,
                           7.400%            09/01/16              20        22
   Murrieta County Water District,
    Series 1991,
                           8.300%            10/01/21           1,000     1,144
   Orange County Community Facility,
    District 87-4, Series 1990-A,
                           8.000%            08/15/15           1,000     1,091
   Pomona, Series 1990-B,
                           7.500%            08/01/23           1,000     1,325
   PR Commonwealth of Puerto Rico,
    Series 1991,
                           7.300%            07/01/20           1,200     1,293
   Rancho Mirage Joint Powers
    Financing Authority,
    Series 1991-A,
                           7.500%            04/01/17           1,545     1,708
   Riverside County, Series 1989-A,
                           7.800%            05/01/21           2,500     3,398
   Riverside Public Financing Authority,
    Series-A,
                           8.000%            02/01/18             590       654
   Rocklin, Stanford Ranch Community Facilities District,
    Series 1990,
                           8.100%            11/01/15           1,000     1,101
   Sacramento City Financing Authority,
    Series 1991,
                           6.800%            11/01/20           2,500     2,783
    Procter & Gamble Project,
    Series 1995,
                           6.500%            07/01/21           6,500     7,598
   Sacramento Unified School,
    Community Facilities District No. 1,
    Series B,
                           7.300%            09/01/13           1,760     2,027
   San Joaquin Hills Transportation
    Corridor Agency, Series 1993,
                          (b)                01/01/20          15,400     5,525
   Santa Fe Springs Redevelopment Agency,
    Consolidated Redevelopment Project,
    Series 1992-A,
                           6.400%            09/01/22           4,585     5,129
   Soledad Redevelopment Agency Project
    Series 1992,
                           7.400%            11/01/12             915     1,056
   State Health Facilities Financing Authority,
    Children's Hospital of Los Angeles,
    Series 1991-A,
                           7.125%            06/01/21           2,000     2,212
   State Pollution Control Financing Authority,
    North California Recycling Center, Series 1991-A,
                           6.750%            07/01/17           1,000     1,126
   Stockton Community Facilities District,
    Series 2,
                           7.750%            08/01/15           1,000     1,086
   Virgin Islands Public Financing,
    Series 1992-A,
                           7.250%            10/01/18           1,000     1,148
   Watsonville Mammoth Lakes, Series B,
                           7.875%            06/01/11             500       560
   Westminster Redevelopment Agency,
    Project No. 1, Series 1993
                           6.200%            08/01/23           1,000     1,112
                                                                       --------
                                                                         56,732
                                                                       --------

 ...............................................................................
TAX-BACKED - 55.9%
   LOCAL APPROPRIATED - 18.4%
   Alameda County, Capital Projects,
    Series 1989,
                          (b)                06/15/14           2,185     1,052
   Anaheim Public Financing Authority,
    Series C,
                           6.000%            09/01/14           3,500     4,083
   Anderson Water, Certificate of Participation,
                           7.900%            12/01/11             610       639
   Bishop, Escalon & Lemoore Cities,
    Series 1991-A,
                           7.700%            05/01/11             700       740
   Compton Civic Center Project,
                           5.500%            09/01/15           3,000     3,080
   Grossmont Unified High School District,
    1991 Capital Projects,
                          (b)                11/15/06           4,500     3,283
   Los Angeles Convention & Exhibition Authority,
    Series 1993-A,
                           6.125%            08/15/11           5,000     5,915
   Los Angeles County Public Works
    Financing Authority, Series A,
                           5.250%            09/01/14           3,740     3,959
   Modesto, Community Center Project,
    Series 1993-A,
                           5.000%            11/01/23           2,235     2,299
   Pasadena Civic Improvement Corp.,
    Series 1996,
                           5.250%            02/01/16           3,020     3,152
   Rancho Mirage Joint Powers
    Financing Authority,
    Civic Center, Series 1991-A,
                           7.500%            04/01/17             455       491
   Riverside County, Historic Courthouse Project,
                           5.750%            11/01/17           2,255     2,482
   San Mateo County:
    Board of Education,
    Series 1991,
                           7.100%            05/01/21             750       771
    Joint Powers Authority,
    Series A,
                           5.000%            07/15/15 (c)       1,000     1,023
   Sacramento City Financing Authority,
    Series A,
                           5.375%            11/01/14           4,000     4,373
   Sacramento County, Public Facilities Project,
                           5.375%            02/01/19           6,000     6,262
   Santa Ana Financing Authority,
    Police Holding Facility, Series 1994-A,
                           6.250%            07/01/18           6,035     7,209
   Santa Clara County Financing Authority,
    Series A,
                           5.000%            11/15/17           3,500     3,570
   Stanislaus County, Series A
                           5.250%            05/01/18           4,000     4,130
   Tehachapi Water and Sewer District,
                           8.200%            11/01/20           2,000     2,137
   Victor Elementary School District,
    Series 1996,
                           6.450%            05/01/18           3,345     4,076
                                                                       --------
                                                                         64,726
                                                                       --------
   LOCAL GENERAL OBLIGATIONS - 8.3%
   Benicia Unified School District,
    Series 1994-C,
                           6.450%            06/01/19           3,870     4,499
   Cabrillo Unified School District,
    Series 1996-A,
                          (b)                08/01/15           3,000     1,360
   Central School District,
    San Bernardino County, Series A,
                           7.050%            05/01/16             750       819
   Central Unified School District,
                          (b)                03/01/18          20,065     7,802
   East Whittier School City School District,
    Series A,
                           5.750%            08/01/17           1,675     1,893
   Fillmore Unified School District, Series A:
                          (b)                07/01/11             950       550
                          (b)                07/01/12             980       536
                          (b)                07/01/17             650       264
   Franklin-McKinley School District,
    Series A,
                           5.250%            07/01/16           1,705     1,784
   Los Angeles Unified School District,
    Series A,
                           5.000%            07/01/21           5,000     5,013
   Rocklin Unified School District,
    Series 1991-C,
                          (b)                07/01/20           6,920     2,362
   Simi Valley Unified School District,
    Series 1997,
                           5.250%            08/01/22             925       985
   Whisman School District,
    Series 1996 A:
                          (b)                08/01/15           1,595       734
                          (b)                08/01/16           1,645       716
                                                                       --------
                                                                         29,317
                                                                       --------
   SPECIAL NON-PROPERTY TAX - 2.1%
   Commonwealth of Puerto Rico
    Highway & Transportation Authority:
    Series W,
                           5.500%            07/01/09             580       654
    Series 1996 Y,
                           6.250%            07/01/12           3,000     3,609
   Riverside County Transportation
    Commission, Series 1996-A,
                           6.000%            06/01/09 (d)       2,000     2,334
   San Diego Redevelopment Agency,
                           5.125%            09/01/13 (c)         800       846
                                                                       --------
                                                                          7,443
                                                                       --------
   SPECIAL PROPERTY TAX - 16.7%
   Anaheim Public Financing Authority
    Series A,
                           5.250%            02/01/18           3,000     3,111
   Carson, Series 1992,
                           7.375%            09/02/22             935     1,006
   Cerritos Public Financing Authority,
    Los Coyotes Redevelopment Project,
    Series 1993-A,
                           6.500%            11/01/23           2,000     2,489
   Concord Redevelopment Agency,
    Central Concord Project, Series 1988-3,
                           8.000%            07/01/18              25        26
   Contra Costa County Public Financing
    Authority,
    Series 1992-A,
                           7.100%            08/01/22           1,000     1,096
   Corona Community Facility District,
    Foothill Ranch, Series 1990-A-1,
                           8.350%            09/01/20           1,000     1,021
   Costa Mesa Public Financing,
    Series 1991-A,
                           7.100%            08/01/21             890       947
   Elk Grove Unified School District,
    Community Facilities,
    Series 1995:
                          (b)                12/01/18           2,720     1,019
                           6.500%            12/01/08           1,000     1,209
                           6.500%            12/01/24           4,055     5,062
   La Mirada Redevelopment Agency,
    Civic Theater Project, Series 1998,
                           5.700%            10/01/20           1,000     1,019
   Los Angeles Community Redevelopment Agency,
    Hollywood Redevelopment Project, Series 1998-C,
                           5.375%            07/01/18           1,665     1,798
   Oakland Redevelopment Agency,
    Central District Redevelopment Project, Series 1992,
                           5.500%            02/01/14           8,400     9,300
   Rancho Cucamonga Redevelopment Agency,
    Series 1996,
                           5.250%            09/01/16           4,000     4,184
   Richmond Joint Powers Financing
    Authority, Series 1990-A,
                           7.700%            10/01/10             870       936
   Riverside County Public Financing Authority:
    Series 1991-A,
                           8.000%            02/01/18             410       439
    Redevelopment Projects, Series A,
                           5.250%            10/01/16           3,120     3,136
   Riverside Unified School District,
    Community Facilities District No. 2,
    Series 1993-A,
                           7.250%            09/01/18           1,000     1,077
   San Diego, Miramar Ranch North,
    Series 1998,
                           5.375%            09/01/13           2,830     3,067
   San Jose Redevelopment Agency,
    Merged Area Redevelopment Project,
    Series 1998,
                           5.000%            08/01/21           8,665     8,687
   San Marcos Public Financing Authority,
                           5.800%            09/01/18           1,500     1,539
   Santa Fe Springs Redevelopment Agency,
    Consolidated Redevelopment Project,
    Series 1992-A,
                           6.400%            09/01/22           2,690     2,968
   Santa Margarita/Dana Point Authority,
    Series 1994-B,
                           7.250%            08/01/13           2,000     2,606
   Torrance Redevelopment Agency,
    Downtown Redevelopment Project,
    Series 1992,
                           7.125%            09/01/21           1,000     1,112
                                                                       --------
                                                                         58,854
                                                                       --------
   STATE APPROPRIATED - 5.8%
   Commonwealth of Puerto Rico
    Public Buildings Authority, Series 1993-M,
                           5.700%            07/01/16           2,250     2,380
   State Public Works Board:
    California State University,
                           5.250%            10/01/14           3,500     3,707
    Department of Corrections Corcoran II Project,
    Series 1996-A,
                           5.250%            01/01/21           4,000     4,086
    Secretary of State & State Archives, Series 1992-A,
                           6.500%            12/01/08 (d)       1,000     1,209
    State Prisons, Series 1993-A,
                           5.000%            12/01/19           6,000     6,196
    Various State Prisons Projects, Series 1993-A,
                           5.250%            12/01/13           2,500     2,727
                                                                       --------
                                                                         20,305
                                                                       --------
   STATE GENERAL OBLIGATIONS - 4.6%
   PR Commonwealth of Puerto Rico:
                           6.500%            07/01/14           2,000     2,451
    Series 1995,
                           5.650%            07/01/15           1,000     1,134
   Aqueduct & Sewer Authority,
                           6.000%            07/01/09           1,250     1,466
                           6.250%            07/01/13           2,750     3,305
   State of California:
                          10.000%            02/01/10 (d)       2,000     3,005
                           5.500%            04/01/12           2,770     3,108
    Series 1995,
                          10.000%            10/01/06 (d)       1,185     1,657
                                                                       --------
                                                                         16,126
                                                                       --------

 ...............................................................................
 TRANSPORTATION - 5.3%
   AIRPORT - 2.5%
   Los Angeles Department of Airports:
    Los Angeles International Airport,
    Series 1995-D,
                           5.500%            05/15/15           3,025     3,178
    San Francisco City & County Airport Commission,
                           4.500%            05/01/18           2,310     2,229
    Series 1998,
                           4.500%            05/01/26           3,500     3,295
                                                                       --------
                                                                          8,702
                                                                       --------
   TRANSPORTATION - 2.8%
   Alameda Corridor Transportation,
                           4.750%            10/01/25 (c)       1,000       966
    Los Angeles Harbor Department,
    Series 1996-B,
                           5.375%            11/01/19           8,750     9,000
                                                                       --------
                                                                          9,966
                                                                       --------

 ...............................................................................
 UTILITY - 9.5%
   INVESTOR OWNED - 0.9%
   State Pollution Control Finance Authority,
    San Diego Gas and Electric Co., Series 1996-A,
                           5.900%            06/01/14           2,650     3,058
                                                                       --------

   MUNICIPAL ELECTRIC - 2.2%
   Commonwealth of Puerto Rico Electric
    Power Authority:
    Series 1989-N,
                           7.000%            07/01/07             365       376
    Series 1989-O,
                          (b)                07/01/17           2,490     1,026
   Reading Electric Systems,
    IFRN (variable rate), Series 1992-A,
                           9.258%            07/08/22             750     1,010
   Sacramento Municipal Utilities District:
    Series 1993-G,
                           6.500%            09/01/13           1,500     1,838
    Series K,
                           5.700%            07/01/17           1,500     1,684
   Turlock Irrigation District,
    Series 1996-A:
                           6.000%            01/01/11           1,000     1,166
                           6.000%            01/01/12             500       585
                                                                       --------
                                                                          7,685
                                                                       --------
   WATER & SEWER - 6.4%
   Big Bear Lake, Series 1996,
                           6.000%            04/01/15           1,350     1,569
   Compton, Sewer Revenue,
    Series 1998,
                           5.375%            09/01/23           1,320     1,326
   East Bay Municipal Utilities,
                           4.750%            06/01/21           2,000     1,946
   Fresno, Series 1995-A:
                           6.000%            09/01/09           1,525     1,785
                           6.000%            09/01/10           1,420     1,663
   Inglewood Redevelopment Agency,
                           5.250%            05/01/23           1,000     1,060
   Los Angeles Waste Water,
                           4.000%            06/01/15           2,000     1,863
   Metropolitan Water District of Southern California,
    IFRN (variable rate),
                           8.483%            08/05/22           2,000     2,365
   Mojave Water Agency, Morongo Basin Pipeline,
                           5.800%            09/01/22           4,000     4,329
   San Diego County Water Authority,
    Series 1997 A,
                           5.750%            05/01/11           2,100     2,416
   Santa Maria, Series A,
                          (b)                08/01/14           2,000       964
   State Department of Water Resources,
    Central Valley Project, Series 1996-O,
                           4.750%            12/01/25           1,500     1,447
                                                                       --------
                                                                         22,733
                                                                       --------

TOTAL INVESTMENTS (cost of $310,435)(e)                                 342,775
                                                                       --------

SHORT-TERM OBLIGATIONS - 2.0%
-------------------------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (f)
   CA Irvine Improvement Bond Act of 1915,
    Series 1998,
                           3.000%            09/02/23           1,600     1,600
   CA Irvine Ranch Water District,
                           3.000%            01/01/21             200       200
   ID Health Facility Financing Authority,
                           2.700%            12/01/17             100       100
   ID Portage Economic Development Revision,
    Pedcor Investments, Series A,
                           2.850%            08/01/30             450       450
   ID State Health Facilities Authority,
    St. Lukes Regional Medical Facility,
    Series 1995,
                           3.200%            05/01/22           4,280     4,280
   MI Farmington Hills Hospital
    Finance Authority,
    Botsford General Hospital, Series 1991-B,
                           3.250%            02/15/16             100       100
   NM Farmington, Arizona Public Service Co.,
    Four Corners Project, Series 1994-B,
                           3.150%            09/01/24             200       200
   NY Municipal Water and Sewer
    Finance Authority,
    Series 1995-A,
                           3.250%            06/15/25             100       100
   NY New York City,
                           3.300%            10/01/20             200       200
                                                                       --------
TOTAL SHORT-TERM OBLIGATIONS                                              7,230
                                                                       --------
OTHER ASSETS & LIABILITIES, NET - 0.6%                                    2,019
-------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                    $352,024
                                                                       ========

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(b) Zero coupon bond.
(c) This security has been purchased on a delayed delivery basis for settlement at a future date beyond the customary settlement time.
(d) These securities, or a portion thereof, with a total market value of $3,662, are being used to collateralize the delayed delivery purchase indicated in note (c) above.
(e) Cost for federal income tax purposes is the same.
(f) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 1999.
(g) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 1999, the value of these securities amounted to $3,419 or 0.97% of net assets.

     Acronym                                     Name
     -------                                     ----
      IFRN                           Inverse Floating Rate Note

See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES
                                JANUARY 31, 1999

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $310,435)                                $342,775
Short-term obligations                                                 7,230
                                                                    --------
                                                                     350,005
Receivable for:
  Interest                                              $ 5,437
  Fund shares sold                                          422
  Investments sold                                          212
Other                                                        52        6,123
                                                        -------     --------
    Total Assets                                                     356,128

LIABILITIES
Payable for:
  Investments purchased                                   2,833
  Fund shares repurchased                                   822
  Distributions                                             436
Accrued:
  Deferred Trustees fees                                      7
Other                                                         6
                                                        -------
    Total Liabilities                                                  4,104
                                                                    --------

NET ASSETS                                                          $352,024
                                                                    ========

Net asset value & redemption price per share -
Class A ($246,576/31,900)                                              $7.73 (a)
                                                                    ========
Maximum offering price per share - Class A
($7.73/0.9525)                                                         $8.12 (b)
                                                                    ========
Net asset value & offering price per share -
Class B ($99,485/12,871)                                               $7.73 (a)
                                                                    ========
Net asset value & offering price per share -
Class C ($5,963/771)                                                   $7.73 (a)
                                                                    ========

COMPOSITION OF NET ASSETS
Capital paid in                                                     $322,568
Overdistributed net investment income                                   (456)
Accumulated net realized loss                                         (2,428)
Net unrealized appreciation                                           32,340
                                                                    --------
                                                                    $352,024
                                                                    ========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED JANUARY 31, 1999

(in thousands)
INVESTMENT INCOME
Interest                                                             $19,216

EXPENSES
Management fee                                          $ 1,759
Service fee                                                 542
Distribution fee - Class B                                  744
Distribution fee - Class C                                   26
Transfer agent                                              498
Bookkeeping fee                                             133
Audit fee                                                    25
Trustees fee                                                 17
Legal fee                                                     4
Custodian fee                                                 1
Registration fee                                             18
Reports to shareholders                                      10
Other                                                        20
                                                        -------
Total expenses                                            3,797
Fees waived by the Distributor - Class C                    (10)       3,787
                                                                     -------
                                                        -------
      Net Investment Income                                           15,429
                                                                     -------

NET REALIZED & UNREALIZED GAIN ON PORTFOLIO POSITIONS
 Net realized gain on:
  Investments                                             3,737
  Closed futures contracts                                   67
                                                        -------
      Net Realized Gain                                                3,804
Change in net unrealized appreciation
during period on investments                                           1,288
                                                                     -------
          Net Gain                                                     5,092
                                                                     -------
Increase in Net Assets from Operations                               $20,521
                                                                     =======

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                        Year ended January 31
                                                     ------------------------
INCREASE (DECREASE) IN NET ASSETS                       1999         1998 (a)
Operations:
Net investment income                                  $ 15,429     $ 16,823
Net realized gain                                         3,804        3,009
Net unrealized appreciation                               1,288       17,005
                                                       --------     --------
    Net Increase from Operations                         20,521       36,837
Distributions:
From net investment income - Class A                    (11,411)     (12,766)
In excess of net investment income - Class A               (382)         (22)
From net realized gains - Class A                        (2,411)      (2,150)
In excess of net realized gains - Class A                  (520)        (134)
From net investment income - Class B                     (3,802)      (4,231)
In excess of net investment income - Class B               (128)          (7)
From net realized gains - Class B                          (966)        (855)
In excess of net realized gains - Class B                  (208)         (53)
From net investment income - Class C                       (142)          (8)
In excess of net investment income - Class C                 (5)           -
From net realized gains - Class C                           (45)          (5)
In excess of net realized gains - Class C                   (10)           -
                                                       --------     --------
                                                            491       16,606
                                                       --------     --------
Fund Share Transactions:
Receipts for shares sold - Class A                       12,511       17,872
Value of distributions reinvested - Class A               7,325        6,896
Cost of shares repurchased - Class A                    (29,404)     (44,923)
                                                       --------     --------
                                                         (9,568)     (20,155)
                                                       --------     --------
Receipts for shares sold - Class B                       12,720        6,656
Value of distributions reinvested - Class B               3,076        2,880
Cost of shares repurchased - Class B                    (18,111)     (13,410)
                                                       --------     --------
                                                         (2,315)      (3,874)
                                                       --------     --------
Receipts for shares sold - Class C                        5,520          631
Value of distributions reinvested - Class C                 182           10
Cost of shares repurchased - Class C                       (341)         (89)
                                                       --------     --------
                                                          5,361          552
                                                       --------     --------
    Net Decrease from Fund Share Transactions            (6,522)     (23,477)
                                                       --------     --------
        Total Decrease                                   (6,031)      (6,871)
NET ASSETS
Beginning of period                                     358,055      364,926
                                                       --------     --------
End of period (net of overdistributed
  net investment income of $456 and
  $7, respectively)                                    $352,024     $358,055
                                                       ========     ========

(a) Class C shares were initially offered on August 1, 1997.

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

(in thousands)                                        Year ended January 31
                                                     ------------------------
NUMBER OF FUND SHARES                                   1999         1998 (a)
Sold - Class A                                            1,634        2,386
Issued for distributions reinvested - Class A               956          918
Repurchased - Class A                                    (3,835)      (5,994)
                                                       --------     --------
                                                         (1,245)      (2,690)
                                                       --------     --------
Sold - Class B                                            1,658          889
Issued for distributions reinvested - Class B               402          383
Repurchased - Class B                                    (2,359)      (1,792)
                                                       --------     --------
                                                           (299)        (520)
                                                       --------     --------
Sold - Class C                                              720           83
Issued for distributions reinvested - Class C                24            1
Repurchased - Class C                                       (45)         (12)
                                                       --------     --------
                                                            699           72
                                                       --------     --------

(a) Class C shares were initially offered on August 1, 1997.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                JANUARY 31, 1999

NOTE 1. ACCOUNTING POLICIES
 ...............................................................................
ORGANIZATION: Colonial California Tax Exempt Fund (the Fund), a series of Colonial Trust V, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and California state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding for approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees) and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
 ...............................................................................
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

                     Average Net Assets                Annual Fee Rate
                     ------------------                ---------------
                      First $2 billion                       0.50%
                      Over $2 billion                        0.45%

BOOKKEEPING FEE: The Advisor provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Liberty Funds Services, Inc., formerly Colonial Investor Services Center, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Funds average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended January 31, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $25,499 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $216,770, and $2,964 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it does not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

                          Valuation of shares                  Annual
                      outstanding on the 20th of                Fee
                     each month which were issued               Rate
                     ----------------------------               ----
                      Prior to November 30, 1994                0.10%
                     On or after December 1, 1994               0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

EXPENSE LIMITS: The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.80% annually of the Fund's average net assets.

For the year ended January 31, 1999, the Fund's operating expenses did not exceed the 0.80% expense limit.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which custodian fees were reduced by balance credits of $7,696 applied during the year ended January 31, 1999. The Fund could have reinvested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.

NOTE 3. PORTFOLIO INFORMATION
 ...............................................................................
INVESTMENT ACTIVITY: For the year ended January 31, 1999, purchases and sales of investments, other than short-term obligations, were $44,549,994 and $55,575,920, respectively.

Unrealized appreciation (depreciation) at January 31, 1999, based on cost of investments for both financial statement and federal income tax purposes was:

           Gross unrealized appreciation            $32,347,040
           Gross unrealized depreciation                 (7,360)
                                                    -----------
                  Net unrealized appreciation       $32,339,680
                                                    ===========

OTHER: There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT
 ...............................................................................
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit for the year ended January 31, 1999.

NOTE 5.  RESULTS OF SPECIAL SHAREHOLDER MEETING (UNAUDITED)
 ...............................................................................
On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the proxy statement for the meeting. On August 21, 1998, the record date for the Meeting, the Fund had outstanding 45,765,301 shares of beneficial interest. The votes cast at the meeting are as follows:

                                                          AUTHORITY
                                               FOR         WITHHELD
                                               ---         --------
To Elect a Board of Trustees:
     Robert J. Birnbaum                     24,938,046     909,769
     Tom Bleasdale                          24,937,186     910,629
     John Carberry                          24,929,493     918,322
     Lora S. Collins                        24,942,252     905,563
     James E. Grinnell                      24,942,252     905,563
     Richard W. Lowry                       24,942,252     905,563
     Salvatore Macera                       24,929,493     918,322
     William E. Mayer                       24,942,252     905,563
     James L. Moody, Jr.                    24,942,252     905,563
     John J. Neuhauser                      24,942,252     905,563
     Thomas E. Stitzel                      24,929,493     918,322
     Robert L. Sullivan                     24,938,046     909,769
     Anne-Lee Verville                      24,929,493     918,322

To amend fundamental investment policies regarding borrowing and lending.

            FOR                            AGAINST                    ABSTAIN
            ---                            -------                    -------
         19,151,607                       1,000,525                  1,693,172

To amend the fundamental investment policy regarding diversification.

            FOR                            AGAINST                    ABSTAIN
            ---                            -------                    -------
         19,273,442                        816,874                   1,754,989

To approve policies for a master fund/feeder fund structure.

            FOR                            AGAINST                    ABSTAIN
            ---                            -------                    -------
         19,080,769                        928,760                   1,835,773

                    FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                            Year ended January 31
                                  -------------------------------------
                                                     1999
                                  Class A        Class B        Class C
                                  --------       -------        -------
Net asset value -
   Beginning of period            $  7.720       $ 7.720        $7.720
                                  --------       -------        ------
Net investment
   income                            0.354         0.294        0.318 (a)
Net realized and
   unrealized gain                   0.111         0.111         0.111
                                  --------       -------        ------
   Total from Investment
     Operations                      0.465         0.405         0.429
                                  --------       -------        ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income          (0.352)       (0.294)       (0.317)
In excess of net investment
   income                           (0.012)       (0.010)       (0.011)
From net realized gains             (0.075)       (0.075)       (0.075)
In excess of net realized gains     (0.016)       (0.016)       (0.016)
                                  --------       -------        ------
   Total Distributions
     Declared to Shareholders       (0.455)       (0.395)       (0.419)
                                  --------       -------        ------
Net asset value -
   End of period                  $ $7.730       $ 7.730        $7.730
                                  ========       =======        ======
Total return (d)                      6.23%         5.42%         5.74% (e)
                                  ========       =======        ======

RATIOS TO AVERAGE NET ASSETS
Expenses (g)                          0.86%         1.61%         1.31% (a)
Net investment
   income (g)                         4.60%         3.85%         4.15% (a)
Portfolio turnover                      13%           13%           13%
Net assets at end
   of period (000)                $246,576       $99,485        $5,963

(a) Net of fees waived by the Distributor which amounted to $0.023 per share and 0.30%
(b) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(c) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30%.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

                          FINANCIAL HIGHLIGHTS - CONT.

                          Year ended January 31
-------------------------------------------------------------------------------
                   1998                                     1997
     Class A     Class B      Class C (b)          Class A       Class B
    --------    ---------    ---------             ---------     ---------

    $  7.370     $  7.370    $   7.660             $   7.540     $   7.540
    --------    ---------    ---------             ---------     ---------


       0.366        0.310        0.164 (c)             0.386         0.331

       0.426        0.426        0.132                (0.173)       (0.173)
    --------    ---------    ---------             ---------     ---------

       0.792        0.736        0.296                 0.213         0.158
    --------    ---------    ---------             ---------     ---------

      (0.369)      (0.313)      (0.167)               (0.383)       (0.328)

      (0.004)      (0.004)           -                     -             -
      (0.068)      (0.068)      (0.069)                    -             -
      (0.001)      (0.001)           -                     -             -
    --------    ---------    ---------             ---------     ---------

       0.442       (0.386)      (0.236)               (0.383)       (0.328)
    --------    ---------    ---------             ---------     ---------

    $  7.720    $   7.720    $   7.720             $   7.370     $   7.370
    ========    =========    =========             =========     =========
      11.05%       10.23%        3.93% (e)(f)          2.98%         2.21%
    ========    =========    =========             =========     =========


       0.87%        1.62%        1.32% (c)(h)          0.88%         1.63%

       4.92%        4.17%        4.32% (c)(h)          5.23%         4.48%
         31%          31%          31%                   25%           25%

    $255,838    $ 101,657    $ 101,657             $ 264,053     $ 100,873


-------------------------------------------------------------------------------
Federal Income Tax information (unaudited) Approximately 99.50% of the income distributions will be treated as exempt for federal income tax purposes.

For the fiscal year ended January 31, 1999 the Fund earned $ 3,332,514 of long term capital gains of which none and $ 3,332,514 are 28% and 20% rate gains, respectively.

Of the distribution declared daily in January and paid January
27, 1999, $56,210 (approximately $0.0012 per share) was derived from long term capital gains.
--------------------------------------------------------------------------------

                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                              Year ended January 31
                         -----------------------------------------------------------------
                                     1996                              1995
                            Class A           Class B         Class A            Class B
                            --------          --------        --------           --------
Net asset value -
   Beginning of period      $  6.870          $  6.870        $  7.660           $  7.660
                            --------          --------        --------           --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment
   income (a)                  0.388             0.334           0.413              0.360
Net realized and
   unrealized (loss)           0.671             0.671          (0.791)            (0.791)
                            --------          --------        --------           --------
   Total from Investment
     Operations                1.059             1.005          (0.378)            (0.431)
                            --------          --------        --------           --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
   income                     (0.389)           (0.335)         (0.412)            (0.359)
                            --------          --------        --------           --------
Net asset value -
   End of period            $  7.540          $  7.540        $  6.870           $  6.870
                            ========          ========        ========           ========
Total return (b)(c)           15.78%            14.94%         (4.83)%            (5.55)%
                            ========          ========        ========           ========
RATIOS TO AVERAGE NET ASSETS
Expenses                       0.89% (d)         1.64% (d)       0.77%              1.52%
Net investment
  income                       5.33% (d)         4.58% (d)       5.91%              5.16%
Fees and expenses
  waived or borne
  by the Advisor               0.01% (d)         0.01% (d)       0.06%              0.06%
Portfolio turnover               47%               47%             47%                47%
Net assets at end
   of period (000)          $304,581          $106,925        $301,912           $ 98,975

(a) Net of fees and expenses waived or borne by the Advisor which amounted to:
                            $  0.001          $  0.001        $  0.004           $  0.004
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
    Prior year's ratios are net of benefits received, if any.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST V AND THE SHAREHOLDERS OF COLONIAL CALIFORNIA
  TAX-EXEMPT FUND

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial California Tax-Exempt Fund (the "Fund") (a series of Colonial Trust V) at January 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at January 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
March 11, 1999

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FINANCIAL INVESTMENTS INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call us directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                                HOW TO REACH US
                               BY PHONE OR BY MAIL

BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611

For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information .............. press 1

For account information ............................................... press 2

To speak to a service representative .................................. press 3

For yield and total return information ................................ press 4

For duplicate statements or new supply of checks ...................... press 5

To order duplicate tax forms and year-end statements .................. press 6
(February through May)

To review your options at any time during your call ................... press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737

To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750

To request literature on any fund distributed by Liberty Funds Distributor, Inc., call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

LIBERTY FUNDS SERVICES, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial California Tax-Exempt Fund is:

Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial California Tax-Exempt Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial California Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

*Effective October 1, 1998, Colonial Investors Service Center, Inc. - the
 Transfer Agent for Colonial, Crabbe Huson, Newport Funds and Stein Roe Advisor Funds - changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

[logo] L I B E R T Y
COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR

Liberty Funds Distriburtor, Inc. (C)1999
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
Visit us at www.libertyfunds.com

                                                   CA-02/597G-0199 (3/99) 99/278